                            Certificate Number 69482

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                     [LOGO]

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, Articles of Incorporation duly signed and verified of COURTESY MOLD AND TOOL CORP. have been filed in the Office of the Secretary of State on the 20th day of July A.D. 1972, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

NOW THEREFORE, I, JOHN W. LEWIS, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 20th day of July A.D. 1972 and of the Independence of the United States the one hundred and 97th.


                                                       /s/ JOHN W. LEWIS
                                                       -------------------------
                                                       SECRETARY OF STATE.

[SEAL]

                                 FORM B C A-47

    BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY THE
                        INSTRUCTIONS ON THE BACK THEREOF.

                  (THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,  )                              -----------------------------
                    )                              (Do note write in this space)
COOK COUNTY         )
                                                    Date Paid            7-20-72
TO JOHN W. LEWIS, Secretary of State:               Initial License Fee  $ 20.05
                                                    Franchise Tax        $ 40.10
                                                    Filing Fee           $ 75.00
                                                                         -------
                                                    Clerk                $135.15
The undersigned,                                    ----------------------------
================================================================================
                                                      Address
   Name                    Number    Street            City         State
================================================================================
Walter J. Kreiseder         1819 Andoa Lane        Mount Prospect, Illinois
- --------------------------------------------------------------------------------
Gerald J. Sommers           1507 Oneida Lane       Mount Prospect, Illinois
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The name of the corporation hereby incorporated is: Courtesy Mold and Tool Corp.

                                  ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 2010 Lehigh Avenue, in the Village of Glenview (60025) County of Cook and the name of its initial Registered Agent at said address is: James J. Kritek

                                 ARTICLE THREE

The duration of the corporation is: Perpetual

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

         To manufacture, process, purchase, otherwise acquire, prepare for market, merchandise, sell, otherwise dispose of, at wholesale or retail or both, or otherwise deal in all kinds of molds, tools and by-products thereof and all other kinds of goods, wares, merchandise, commodities or other property of any class whatsoever in any part of the world; and to carry on, and engage in any phase of, a general business of manufacturing, merchandising and trading.

         To engage in, carry on or otherwise conduct, directly or through employees or others, research or investigation for general purposes or for the development of new or improved products, by-products or processes, or uses therefor, or for improving the ease or efficiency of the operations of the Corporation or for other purposes.

        To produce, process, otherwise acquire, own, modify, sell transport, dispose of or deal in any and all kinds of raw materials, semi-finished or finished materials, goods, products and any tangible or intangible interests or property.

        To purchase, erect, construct, build, rebuild, rent, otherwise acquire, own, hold, use, operate, maintain, alter, manage, deal in, sell, exchange, transfer, mortgage, pledge, encumber, lease, remove, otherwise dispose of or deal with land, buildings, structures, equipment, machinery, facilities or any other improvements or real property or personal property whatsoever, either tangible or intangible, or any interest therein.

(......Continued on attached page).

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 10,000, divided into one class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

               Series    Number of    Par value per share or statement that
      Class   (If any)    Shares         shares are without par value

     Common    None       10,000                No par value.

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         Any shareholder of the Corporation who is desirous of selling, pledging or giving away or otherwise disposing of his shares must first offer the shares to the other shareholder upon written notice under the following terms and conditions:

         a.  Such shares shall be offered at either;

             (1)  the current market value, or

             (2)  the current book value

             whichever of (1) or (2) is greater;

         b. Such offer to purchase must be accepted within thirty (30) days of the date at which written notice is received;

         c. Payment in cash or in other valuable consideration will be made within ninety (90) days of acceptance or at a date agreeable to the parties, whichever is later.

         If the above terms and conditions are not met, then the offeror may offer same to parties who are not shareholders of the Corporation.

         Notwithstanding any provisions of this paragraph, if the above mentioned offer is accepted within thirty (30) days of the date at which written notice is received, but offeree is unable to pay for the entire amount of shares at one time, then, offeree must pay for one thousand (1,000) shares per year within three (3) years from the date of acceptance of the offer and an interest rate of six (6) percent per annum will be charged to offeree by offeror on the remaining number of shares. In no way will the offeree be allowed to extend payment beyond the stated three (3) year limit.

         Upon the death of a shareholder, the remaining shareholder of the Corporation shall have the same right to purchase the shares owned by the deceased person as though an offer to sell had been made to him as in the case of a voluntary offer of sale.

                                  ARTICLE SIX

         The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                  Total consideration to be
Class of shares          Number of shares            received therefor:

Common                   5,000                    $40,102.00

                                 ARTICLE SEVEN

         The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.


                                 ARTICLE EIGHT

         The number of directors to be elected at the first meeting of the shareholders is: Two


                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $____

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $______

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $_____

PARAGRAPH 4: it is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $______


         NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

                                 FORM B C A-47
===============================================================================

                           ARTICLES OF INCORPORATION


- -------------------------------------------------------------------------------
===============================================================================
The following fees are required to be paid at the time of issuing Certificate of Incorporation: Filing fee $75.00; Initial license fee of 50 cents per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows: January, $37.50; February, $35.42; March, $33.33; April, $31.25;
May, $29.17; June, $27.08; July, $25.00; August, $22.92; September, $20.83;
October, $18.75; November, $16.67; December, $14.58; (See Sec. 133 BCA).

In excess of $25,000, the franchise tax per $1,000.00 is as follows: Jan., $1.50; Feb., 1.4167; March, 1.3334; April, 1.25; May, 1.1667; June, 1.0834;
July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov., .6667; Dec., .5834.

All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00

The same fees are required for all subsequent issue of shares except the filing fee is $1.00 instead of $75.00

                                    [FILED]

                                  JUL 20, 1972



                                      /s/ JOHN W. LEWIS
                                          ----------------------------

===============================================================================

                           /s/   WALTER J. KREISEDER
                 ---------------------------------------------
                          /s/     GERALD J. SOMMERS
                 ---------------------------------------------
                 ---------------------------------------------
                 ---------------------------------------------    Incorporators
                 ---------------------------------------------
                 ---------------------------------------------
                 ---------------------------------------------


         NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.



                            OATH AND ACKNOWLEDGMENT
STATE OF ILLINOIS
                   ss.
Cook County

         I, John A. Schlechter, A Notary Public, do hereby certify that on the 8th day of July 1972 Walter J. Kreiseder and Gerald J. Sommers personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.



     Place                                    /s/ JOHN A. SCHLECTER
(NOTARIAL SEAL)                               -------------------------------
     Here                                             Notary Public

                                  ARTICLE FOUR
                                 (Continued...)

         To purchase, otherwise acquire, own, hold, invest in, deal in, sell, exchange, assign, transfer, mortgage, pledge, encumber, otherwise dispose of, or deal with, as principal or agent, stock of, or evidences of indebtedness created or assumed by, this corporation or any other corporation or corporations of the State of Illinois, any other state, the District of Columbia, or any country or any political subdivision, territory, colony, or possession thereof, or created by any other person or persons including, without limiting the generality of the foregoing, securities shares, bonds, debentures, notes, open accounts and other evidences of indebtedness, or other interest in, or obligations of, corporations, foreign or domestic, associations, partnerships, individuals, governmental bodies or authorities, or any other person; and to exercise all the rights, powers and privileges with respect thereto which corporations chartered by the State of Illinois might, could or would exercise, including, except in the case of stock or any other securities of this corporation having voting rights, the right to vote thereon.

         To borrow money and to make or issue evidences of indebtedness of this corporation of all kinds, including bonds, debentures, notes or other evidences of indebtedness whether or not secured by mortgage or pledge of the whole or any part of the corporation's property or otherwise.

         To purchase or otherwise acquire the good will, rights, and other property of all kinds, and to undertake and assume the whole or any part of the liabilities, of any corporation, foreign, or domestic, association, partnership, individual or other person; and to pay for the same in cash or other property of the corporation, or with stock, bonds, debentures, notes, other evidences of indebtedness issued or created by the corporation, or otherwise.

         To promote, finance, invest in, aid or assist, financially or otherwise, any corporation, foreign or domestic, association, partnership, individual or any other person in which or in whom the corporation has any interest of whatever nature or with which or with whom it has business dealings, and to aid in any manner any such corporation, foreign or domestic, association, partnership, individual or any other person and generally to do any acts or things permitted a domestic corporation under the Business Corporation Act of the State of Illinois in order to protect, preserve, improve or enhance the value of any such interest.

         To apply for, obtain, register, purchase, license, otherwise acquire, own, hold, use, operate, deal in, introduce, sell, assign, exchange, lease, license, otherwise dispose of or deal with, in whole or in part, any trade names, trademarks, distinctive marks, copyrights, patents, inventions, formulas, secret processes, licenses, concessions, improvements, processes or the like used in connection with, or secured under, letters patent of the United States of America, or the laws of any other jurisdiction, or otherwise; and to issue, exercise, develop, grant licenses in respect thereof or otherwise turn them to account.

         To perform services, or act as agent or broker, for others for any purpose for which it might itself act.

         To make and enter into contracts of every kind and description with any corporation, foreign or domestic, association, partnership, individual, governmental body or authority, or any other person; to do and transact all acts, business and things incident to or relating to or convenient in connection with any business, objects or purpose of the corporation as principal or agent or otherwise, and by or through agents, and either alone or in conjunction with others; and to remunerate any corporation, partnership, individual, or other person for services rendered or to be rendered, including, without limitation, the placing or assisting to place any stocks, bonds, debentures, or other securities of the corporation or of any other corporation.

        To carry on all or any of its operations and business without restriction or limitation as to amount; to have one or more offices in any state, territory or possession of the United States of America, or the District of Columbia, and in any foreign country, or any political subdivision, territory, colony or possession subject to the laws thereof.

        In general, to carry on any business or to perform any service in connection with the foregoing, and to have and exercise all the powers conferred by the laws of the State of Illinois upon corporations formed under the general corporation law of such state, and to do any or all of the things hereinbefore set forth to the same extent as corporations chartered by the State of Illinois might, could or would do.

        The foregoing clauses shall be liberally construed, both as objects and powers; and the objects and purposes specified therein shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the term of any other clause in this Certificate of Incorporation.

                            Certificate Number 18403

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                     [LOGO]

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of COURTESY MOLD AND TOOL CORP. have been filed in the Office of the Secretary of State on the 20th day of April A.D. 1973, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

NOW THEREFORE, I, MICHAEL J. HOWLETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 20th day of April A.D. 1973 and of the Independence of the United States the one hundred and 97th.


                                                       /s/ MICHAEL J. HOWLETT
                                                       -------------------------
                                                       SECRETARY OF STATE.

[SEAL]

                                                                      5006-479-4
                                                    ----------------------------
                                                    (Do not write in this space)
                                                    Date Paid       4-26-73
                                                    License Fee        $
                                                    Franchise Tax      $
                                                    Filing Fee         $ 25.00
                                                    Clerk  [ILLEGIBLE] $
                                                    ----------------------------


                              (File in Duplicate)

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                          COURTESY MOLD AND TOOL CORP.
                             (Exact Corporate Name)

To MICHAEL J. HOWLETT
Secretary of State
Springfield, Illinois

         The undersigned corporation, for the purpose of amending its Articles of incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

         ARTICLE FIRST: The name of the corporation is:

                  COURTESY MOLD AND TOOL CORP.

         ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois: RESOLVED, That PARAGRAPH 1 of ARTICLE FIVE of the Certificate of Incorporation of this corporation be amended to read as follows: "PARAGRAPH 1:
The aggregate number of shares which the corporation is authorized to issue is 10,200 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                           Series            Number of         Par value per share or statement
Class                     (if any)            Shares           that shares are without par value
- ------                    --------           ---------         ----------------------------------

Common                     None               10,000           No par value.
Preferred                  None                  200           $100.00 par value.

FURTHER, That PARAGRAPH 2 of ARTICLE FIVE be amended to read as follows:
"PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         A. Any shareholder of the Corporation who is desirous of selling, pledging or giving away or otherwise disposing of his shares must

         FURTHER, Whereas ARTICLE SIX of the Certificate of Incorporation of this corporation contains errors concerning the number of shares to be issued without further report to the Secretary of State, and the consideration to be received by the corporation therefor, be it resolved that ARTICLE SIX of said Certificate be amended to read as follows; "The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

           Class of shares     Number of shares     Total consideration to
                                                     be received therefor:
              Common                5,000                 $20,000.00

         (Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 5,000; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                       CLASS                    NUMBER OF SHARES
                  NOT APPLICABLE

         (Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 5,000; and the number of shares voted against said amendment or amendments was -0-. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                       CLASS                NUMBER OF SHARES VOTED
                  NOT APPLICABLE            FOR            AGAINST

         (Disregard these items unless the amendment restates the articles of incorporation.)

Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had _________ shares issued, itemized as follows:

         CLASS     SERIES     NUMBER OF      PAR VALUE PER SHARE OR STATEMENT
                  (IF ANY)     SHARES        THAT SHARES ARE WITHOUT PAR VALUE

                  NOT APPLICABLE

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $_________ and a paid-in surplus of $_________ or a total of $__________.

                                 NOT APPLICABLE

(Disregard this Article where this amendment contains no such provisions.)

         ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                 NOT APPLICABLE

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)

        ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

Among other things, this amendment changes the consideration to be received for shares to be issued without further report to the Secretary of State from $40,102.00 to $20,000.00.

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)

        Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:



                    Before Amendment              After Amendment

Stated capital....... $40,102.00                  $20,000.00
Paid-in surplus...... $   -0-                     $   -0-

                                  FORM BCA-55
                              BOX 5006 File 4-79-4
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                          COURTESY MOLD AND TOOL CORP.
                          ----------------------------

                                     FILED
                                 APRIL 20, 1973
                             /s/ MICHAEL J. HOWLETT
                             ----------------------
                               Secretary of State

                               FILE IN DUPLICATE
                               Filing Fee $25.00
                   Filing Fee for Re-Stated Articles $100.00
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------



        IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its __________________ President, and its corporate seal to be hereto affixed, attested by its __________ Secretary, this 13th day of April, 1973.



                                        COURTESY MOLD AND TOOL CORP.
                                        ----------------------------
                                           (Exact Corporate Name)
                  Place
            (CORPORATE SEAL)            BY: /s/ WALTER J. KREISEDER
                  Here                      ------------------------
                                            Its President
ATTEST:

     /s/ JAMES J. KRITIK
- ---------------------------
Its Secretary

STATE OF Illinois
         ------------------
COUNTY OF Cook
         ------------------

        I, /s/ LAURA K. SJOSTEDL, a Notary Public, do hereby certify that on the 13th day of April 1973, Walter J. Kreiseder personally appeared before me and, being first duly sworn by me, acknowledge that he signed the capacity therein set forth and declared that the statements therein contained are true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                  /s/ LAURA K. SJOSTEDL
                                                  ----------------------
                                                       Notary Public

     ATTACHMENT
(CONTINUED FROM FORM BCA-55)

first offer the shares to the other shareholder(s) upon written notice under the following terms and conditions:
         1. Such shares shall be offered at either:
              a. the current market value, or
              b. the current book value
            whichever of a. or b. is greater;
         2. Such offer to purchase must be accepted within thirty(30)
            days of the date at which written notice is received;
         3. Payment in cash or in other valuable consideration will be made within ninety(90) days of acceptance or at a date
            agreeable to the parties, whichever is later.

If the above terms and conditions are not met, then the offeror may offer same to parties who are not shareholders of the Corporation.

Notwithstanding any provisions of this sub-paragraph(A), if the above mentioned offer is accepted within thirty(30) days of the date at which written notice is received, but offeree is unable to pay for the entire amount of shares at one time, then, offeree must pay for one thousand(1,000) shares per year within three(3) years from the date of acceptance of the offer and an interest rate of six(6) percent per annum will be charged to offeree by offeror on the remaining number of shares. In no way will the offeree be allowed to extend payment beyond the stated three(3) year limit.

Upon the death of a shareholder, the remaining shareholder(s) of the Corporation shall have the same right to purchase the shares owned by the deceased person as though an offer to sell had been made to him as in the case of a voluntary offer of sale.

B. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation the holders of Preferred Stock shall be entitled to receive from the assets of the Corporation a preferential amount in cash consisting of $100.00 per share plus any and all accrued and unpaid dividends thereon to the date of payment before any distribution of assets shall be made to the holders of Common Stock. The holders of Preferred Stock shall be entitled to no further participation in any such distribution, and the holders of Common Stock shall be entitled to share ratably (to the exclusion of the holders of Preferred Stock) in all the assets and funds of the Corporation remaining after payment to the holders of Preferred Stock of the preferential amount aforesaid.

If upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets of the Corporation shall be insufficient to permit the payment to such stockholders of the full preferential amount aforesaid, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of the Preferred Stock.

A merger or consolidation of the Corporation with any other corporation or a sale, lease or conveyance of assets shall not be considered as a liquidation, dissolution or winding up of the Corporation within the meaning of this sub-paragraph(B).

                             File Number 5006-479-4

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                     [LOGO]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF COURTESY MOLD AND TOOL CORP. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 17th day of April A.D. 1987 and of the Independence of the United States the two hundred and 11th.


                                                       /s/ JIM EDGAR
                                                       -------------------------
                                                       SECRETARY OF STATE

[SEAL]

                                    JIM EDGAR
                               SECRETARY OF STATE
                               STATE OF ILLINOIS

                             ARTICLES OF AMENDMENT

Submit in Duplicate                         File #5006-479-4
Remit payment in Check or Money Order,      This Space For Use By
payable to "Secretary of State".            Secretary of State
DO NOT SEND CASH!
                                            Date 4/17/87
                                            License Fee   $
                                            Franchise Tax $
                                            Filing Fee    $25.00
                                            Clerk [initials]

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

            The name of the corporation is COURTESY MOLD AND TOOL CORP.
                                                                       (Note 1)

ARTICLE TWO

            The following amendment of the Articles of Incorporation was adopted on March 27, 1987 in the manner indicated below. ("X" one box only.)

            / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)

            / /  By a majority of the board of directors, in accordance with
                 Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                       (Note 3)

            / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)

           / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)

           /x/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

                     COURTESY MOLD & TOOL CORP. [INITIALS]
- -------------------------------------------------------------------------------
                                   (NEW NAME)


                 All changes other than name, include on page 2
                                     (over)

                                     Page 2
                                   Resolution

    ARTICLE THREE  The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

                                   NO CHANGE

    ARTICLE FOUR   (a) The manner in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert "No change")

                                   NO CHANGE

                   (b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert "No change")

                                   NO CHANGE

                                              Before Amendment   After Amendment
                           Paid-in Capital    $                  $
                                               ---------------    --------------

    The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

 Dated    March 27, 1987                        Courtesy Mold and Tool Corp.
        -------------------                     --------------------------------
                                                  (Exact Name of Corporation)


 attested by  /s/ GERALD J. SOMMERS            by  /s/ WALTER J. KREISEDER
             -----------------------               -------------------------
             (Signature of Secretary or            (Signature of President or
                Assistant Secretary)                    Vice President)

             GERALD J. SOMMERS                     WALTER J. KREISEDER
           ---------------------                 -----------------------
           (Type or Print Name                     (Type or Print Name
                and Title)                             and Title)

*"Paid-in Capital" replaces the terms Stated Capital & Paid-in Surplus and is equal to the total of these accounts.

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

        (f) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)



                                 FORM BCA-10.30

                   File No.
                           ---------------------------------

                   =========================================

                             ARTICLES OF AMENDMENT

                               Filing Fee $25.00

                   Filing Fee for Re-Stated Articles $100.00



                                     FILED
                                  APR 17 1987
                                   JIM EDGAR
                               SECRETARY OF STATE

                                      PAID
                                  APR 21 1987

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                          Springfield, Illinois 62756
                           Telephone 217 -- 782-6961

                   =========================================

                             File Number 5006-479-4

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                     [LOGO]


     WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF COURTESY MOLD AND TOOL CORP. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 7th day of September A.D. 1990 and of the Independence of the United States the two hundred and 15th.


                                                       /s/ JIM EDGAR
                                                       -------------------------
                                                       SECRETARY OF STATE

                                   JIM EDGAR
                               SECRETARY OF STATE
                               STATE OF ILLINOIS

                             ARTICLES OF AMENDMENT

BCA-10.30 (Form Rev. Jan. 1986)

Submit in Duplicate                         File #5006-479-4
Remit payment in Check or Money Order,      This Space For Use By
payable to "Secretary of State".            Secretary of State
DO NOT SEND CASH!
                                            Date 9/7/90
                                            License Fee   $
                                            Franchise Tax $
                                            Filing Fee    $25
                                            Clerk

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

            The name of the corporation is COURTESY MOLD AND TOOL CORP.
                                                                       (Note 1)

ARTICLE TWO

            The following amendment of the Articles of Incorporation was adopted on August 13, 1990 in the manner indicated below. ("X" one box only.)

            / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)

            / /  By a majority of the board of directors, in accordance with
                 Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                       (Note 3)

            / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)

           / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)

           /x/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                       (Note 4)
                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

                         COURTESY CORPORATION
- -------------------------------------------------------------------------------
                                   (NEW NAME)


                 All changes other than name, include on page 2
                                     (over)

                                     Page 2
                                   Resolution

                                      N/A

    ARTICLE THREE  The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                      N/A

    ARTICLE FOUR   (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                      N/A

               (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                      N/A

                                              Before Amendment   After Amendment
                           Paid-in Capital    $                  $
                                               ---------------    --------------

                      (COMPLETE EITHER ITEM 1 OR 2 BELOW)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

 Dated    August 13, 1990                       COURTESY MOLD AND TOOL CORP.
        -------------------                     --------------------------------
                                                  (Exact Name of Corporation)


 attested by  /s/ GERALD J. SOMMERS            by  /s/ WALTER J. KREISEDER
             -----------------------               -------------------------
             (Signature of Secretary or            (Signature of President or
                Assistant Secretary)                    Vice President)

          GERALD J. SOMMERS, SECRETARY            WALTER J. KREISEDER, PRESIDENT
          ----------------------------            ------------------------------
              (Type or Print Name                     (Type or Print Name
                  and Title)                               and Title)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.
                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.


Dated              ,  19
     -------------      -----

- ----------------------------    ----------------------------

- ----------------------------    ----------------------------

- ----------------------------    ----------------------------

- ----------------------------    ----------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to section 5.10 is also filed;

        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with section 9.05,

        (f) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under section 10.10 or section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)


                                 FORM BCA-10.30

                   File No.
                           ---------------------------------

                   =========================================

                             ARTICLES OF AMENDMENT

                               Filing Fee $25.00

                   Filing Fee for Re-Stated Articles $100.00


                             COURTESY CORPORATION


                                    FILED
                                 SEP 07 1990
                                 [ILLEGIBLE]
                              SECRETARY OF STATE

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                          Springfield, Illinois 62756
                           Telephone 217 -- 782-6961

                   =========================================
                       LEVIN & GINSBURG, LTD. (117705)
                          180 N. LaSalle, Suite 2210
                           Chicago, Illinois 60601

File Number  5006-479-4
           ---------------



                               STATE of ILLINOIS
                                   Office of
                             The Secretary of State

Whereas,     ARTICLES OF AMENDMENT TO THE ARTICLES OF
 INCORPORATION OF
                      COURTESY CORPORATION
 INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

    In Testimony Whereof, I hereto set my hand and cause to be affixed the
                 Great Seal of the State of Illinois, at the City of
      [SEAL] Springfield, this 28th day of DECEMBER A.D. 1994 and of the Independence of the United States the two hundred and 19TH.

                                    /s/ GEORGE H. RYAN

C-212.1                                 Secretary of State

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                        DEPARTMENT OF BUSINESS SERVICES
                             SPRINGFIELD, IL 62756
                            TELEPHONE (217) 782-1832

Form BCA-10.30
(Rev. Jan. 1991)

                             ARTICLES OF AMENDMENT

Submit in Duplicate                         File #5006-479-4
Remit payment in Check or Money Order,      This Space For Use By
payable to "Secretary of State".            Secretary of State

                                            Date 12/28/94
                                            Franchise Tax $
                                            Filing Fee    $25.00
                                            Clerk

1.  CORPORATE NAME: COURTESY CORPORATION
                                                                       (Note 1)

2.  MANNER OF ADOPTION AND TEXT OF AMENDMENT:

            The following amendment of the Articles of Incorporation was adopted on December 23, 1994 in the manner indicated below. ("X" one box only.)

            / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)

            / /  By a majority of the board of directors, in accordance with
                 Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                       (Note 3)

            / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)

           / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)

           /x/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                       (Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

ARTICLE 1: The name of the corporation is:


- -------------------------------------------------------------------------------
                                   (NEW NAME)




                 All changes other than name, include on page 2
                                     (over)

                               TEXT OF AMENDMENT

    (Any article being amended is required to be set forth in its entirety)

                                   "ARTICLE 5

Paragraph 1.

Class                        Par Value           Number of
                             Per Share           Shares Authorized
Class A Voting Common        No Par Value        10,000
Class B Non-Voting Common    No Par Value        30,000

Paragraph 2. The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:


Class A Voting Common and Class B Non-Voting Common Stock Rights

Except as otherwise provided by the Illinois Business Corporation Act of 1983, as amended (the "Act"), or by the Corporation's Articles of Incorporation or any amendments thereto, each holder of Class A Common Voting Stock will have one vote per share held by such holder on all matters voted upon by the shareholders, and holders of Class B Non-Voting Common Stock will have no voting rights. The Class A Common Voting Stock and the Class B Non-Voting Common Stock will be identical in all respects except voting as provided in this paragraph.


Conversion

Each share of the Corporation's Common Stock ("Existing Common Stock") issued and outstanding at the time of filing this Amendment with the Illinois Secretary of State will, upon such filing, automatically be converted into one share of Class A Voting Common Stock and three shares of Class B Non-Voting Common Stock."

    4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

            Effective immediately upon the filing of these Articles of Amendment with the Illinois Secretary of State, each share of the Corporation's existing 5,000 common shares issued and outstanding immediately prior to the filing of these Articles of Amendment with the Illinois Secretary of State is automatically converted into one share of Class A Voting Common Stock and three shares of Class B Non-Voting Common Stock.

    5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")


            No Change


            (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid in-Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

            No Change


                                              Before Amendment   After Amendment
                           Paid-in Capital    $25,000.00         $25,000.00
                                               ---------------    --------------
                      (COMPLETE EITHER ITEM 6 OR 7 BELOW)

    6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

       Dated  December   , 1994                   COURTESY CORPORATION
             ----------------------------------   ------------------------------
                                                  (Exact Name of Corporation)

       attested by  /s/ GERALD J. SOMMERS         by  /s/ WALTER J. KREISEDER
                   ----------------------------     ----------------------------
                     (Signature of Secretary)        (Signature of President or
                                                           Vice President)

                   GERALD J. SOMMERS, SECRETARY   WALTER J. KREISEDER, PRESIDENT
                   ----------------------------   ------------------------------
                       (Type or Print Name             (Type or Print Name
                            and Title)                      and Title)

    7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below.

                                       OR

       If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

       The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.


       Dated              , 19
             -------------      -----

       ----------------------------    ----------------------------

       ----------------------------    ----------------------------

       ----------------------------    ----------------------------

       ----------------------------    ----------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

        (f) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                       JOINT WRITTEN CONSENT OF ALL OF THE
                    SHAREHOLDERS AND ALL OF THE DIRECTORS OF
                              COURTESY CORPORATION
                         (in lieu of a special meeting)

         The undersigned, being all of the shareholders ("Shareholders") and all of the directors of COURTESY CORPORATION, an Illinois corporation (the "Corporation"), acting pursuant to Sections 10.20, 7.10 and 8.45 of the Illinois Business Corporation Act of 1983, as amended (the "Act"), do hereby consent to and adopt the following resolutions:

         WHEREAS, the Corporation has authorized 200 shares of preferred stock and 10,000 voting shares of common stock ("Existing Common Stock") and the Board of Directors and Stockholders deem it to be in the best interest of the Corporation to amend the Corporation's Articles of Incorporation (the "Amendment") to eliminate the preferred stock, to authorize 10,000 shares of Class A Voting Common Stock and 30,000 shares of Class B Non-Voting Common Stock, and to exchange the Existing Common Stock into Class A Voting Common Stock and Class B Non-Voting Common Stock on the basis hereinafter described.

         WHEREAS, effective immediately upon the filing of the Amendment with the Illinois Secretary of State, each share of the Corporation's 5,000 Existing Common Stock issued and outstanding immediately prior to the filing of the Amendment with the Illinois Secretary of State will automatically be converted into one share of Class A Common Voting Stock and three shares of Class B Non-Voting Common Stock; and

         WHEREAS, the Corporation intends to effectuate these changes in a manner consistent with Section 1036 of the Internal Revenue Code (including any amendments and regulations thereto) and in a manner that will not cause either the Corporation or the Shareholders to incur any federal tax liability under the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Articles of Incorporation shall be amended so that Article 5 shall read in its entirety as follows:

                                   "ARTICLE 5

Paragraph 1.


         Class                               Par Value          Number of
                                             Per Share          Shares Authorized

         Class A Voting Common               No Par Value       10,000
         Class B Non-Voting Common           No Par Value       30,000

Paragraph 2. The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

         Class A Voting Common and Class B Non-Voting Common Stock Rights

         Except as otherwise provided by the Illinois Business Corporation Act of 1983, as amended (the "Act"), or by the Corporation's Articles of Incorporation or any amendments thereto, each holder of Class A Voting Common Stock will have one vote per share held by such holder on all matters voted upon by the shareholders, and holders of Class B Non-Voting Common Stock will have no voting rights. The Class A Voting Common Stock and the Class B Non-Voting Common Stock will be identical in all respects except voting as provided in this paragraph.

         Conversion

         Each share of the Corporation's Common Stock ("Existing Common Stock") issued and outstanding at the time of filing this Amendment with the Illinois Secretary of State will, upon such filing, automatically be converted into one share of Class A Voting Common Stock and three shares of Class B Non-Voting Common Stock."

RESOLVED, that all certificates representing shares of the Existing Common Stock outstanding shall be surrendered and cancelled, and each holder of such Existing Common Stock shall be entitled to receive new Certificates representing the number of shares of Class A Voting Common Stock and Class B Non-Voting Stock into which the Existing Common Stock shall have been converted;

FURTHER RESOLVED, that no amount shall be transferred to paid-in-capital in respect of such stock exchange;

FURTHER RESOLVED, that any officer of the Corporation be, and hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to (i) execute any stock certificates, (ii) cancel and reissue shares of common stock,
(iii) reflect all such cancellations and reissuances in the Corporation's stock records, and (iv) execute and deliver any documents and take any action which such officers deem necessary or appropriate to effect the foregoing resolutions;

FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to execute, deliver, file, and record any and all instruments necessary to effectuate the foregoing resolutions including, but not limited to, the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Illinois;

FURTHER RESOLVED, that any actions taken by any officer of the Corporation prior to this date to effect the transactions contemplated by these resolutions set forth above are hereby ratified and confirmed; and

FURTHER RESOLVED, that this Consent may be executed in two or more counterparts, each of which shall be deemed an original and together constitute one and the same consent.

         The actions taken by this Consent shall have the same force and effect as if taken at special meetings of the shareholders and directors of the Corporation duly called and constituted pursuant to the By-laws of the Company and the Act.

Dated as of December _, 1994



- -------------------------------                   ------------------------------
Walter J. Kreiseder                               Walter J. Kreiseder

- -------------------------------                   ------------------------------
Gerald J. Sommers                                 Gerald J. Sommers


                                                  ------------------------------
Being all of the Shareholders of                  Marilyn Kreiseder
the Corporation

                                                  ------------------------------
                                                  Judith Sommers

                                                  Being all of the Directors of
                                                  the Corporation

FORM BCA-10.30               ARTICLES OF AMENDMENT           File # D 5006-479-4
Jesse White                                                  SUMBIT IN DUPLICATE

Department of Business Services                          THIS SPACE FOR USE BY
Springfield, IL 62756                                      SECRETARY OF STATE
Telephone (217) 782-1832                                 Date

Remit payment in check or money                          Franchise Tax   $______
order, payable to "Secretary of                          Filing Fee*     $______
State."                                                  Penalty         $______

                                                         Approved:______________

1. CORPORATE NAME: COURTESY  CORPORATION

                                                                        (Note 1)
2. MANNER OF ADOPTION OF AMENDMENT:
         The following amendment of the Articles of Incorporation was adopted on July 28, 1999 in the manner indicated below. ("X" one box only)

   [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors

                                                                        (Note 2)

   [ ] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares

                                                                        (Note 2)
   [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but

                                                                        (Note 3)

   [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of

                                                                        (Note 4)

   [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who


                                                                   (Notes 4 & 5)

   [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders


                                                                        (Note 5)

3. TEXT OF AMENDMENT:

   a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments. LLS Corp.


- --------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                               TEXT OF AMENDMENT


b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

        See attached.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

        See attached

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")


                                       Authorized               Issued           Par Value
                                       ----------               ------           ---------

            Preferred                  100,000,000                                 $0.01
            Common                     450,000,000                                 $0.01
            Class A Common             50,000,000                                  $0.01

        (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")


                                          Before           After Amendment

            Paid-in Capital               $25,000.00        $ 25,000.00

   (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


        Dated July 28, 1999                                                           COURTESY CORPORATION
              --------------------------------------------------------    -----------------------------------------------
                                                                          (Exact Name of Corporation at date of execution)
        attested by  /s/ GERALD J. SOMMERS                                by  /s/ GERALD J. SOMMERS
                    ---------------------------------------------------   -----------------------------------------------
                      (Signature of Secretary or Assistant Secretary)        (Signature of President or Vice President)


                               GERALD J. SOMMERS, SECRETARY                         GERALD J. SOMMERS, PRESIDENT
                    ---------------------------------------------------   -----------------------------------------------
                              (Type or Print Name and Title]                      (Type or Print Name and Title]


7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

        If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

        The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

        Dated                      , 19
              ---------------------------


        ---------------------------------   -----------------------------------

        ---------------------------------   -----------------------------------

        ---------------------------------   -----------------------------------

        ---------------------------------   -----------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.

                                                                 (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:

        (a) to remove the names and address of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

        (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.0 5;

        (g) to restate the articles of incorporation as currently amended.

                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.

                                                                 (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.


                                                         (Sections 7.10 & 10.20)

                                                                         ANNEX A

         ARTICLE FOUR: The purpose or purposes for which the Corporation is organized shall be the transaction of any and all business for which corporations may be incorporated under the Illinois Business Corporation Act of 1983, as amended (the "Act").

         ARTICLE FIVE: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 600,000,000 shares consisting of (a) 100,000,000 shares of a class designated as Preferred Stock, par value $0.01 per share ("Preferred Stock"), (b) 450,000,000 shares of a class designated Common Stock, par value $0.01 per share ("Common Stock"), and (c) 50,000,000 shares of a class designated Class A Common Stock, par value $0.01 per share ("Class A Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock, the Common Stock and the Class A Common Stock are as follows:

         A. Provisions Relating to the Preferred Stock:

            1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, rights, qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issuance of such class or series adopted by the Board of Directors of the Corporation as hereinafter prescribed.

            2. Authority is hereby expressly granted to and vested in the Board of Directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

               (a) whether the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

               (b) the number of shares to constitute the class or series and the designations thereof;

               (c) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

               (d) whether the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

               (e) whether the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

               (f) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

               (g) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               (h) whether the shares of any class or series, at the option of the Corporation or the holders thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

               (i) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors of the Corporation seem advisable.

            3. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         B. Provisions Relating to the Common Stock and the Class A Common
Stock:

            1. General. Except as otherwise provided herein, or as otherwise provided by applicable law, all shares of Common Stock and Class A Common Stock shall have identical rights and privileges in every respect.

            2. Voting. The Common Stock and the Class A Common Stock will each be fully voting stock entitled to one vote per share with respect to all matters to be voted on by the Corporation's shareholders. Except as expressly required under the Illinois Business Corporation Act, the Common Stock and the Class A Common Stock will vote together as a single class with respect to all matters to be voted on by the Corporation's shareholders.

            3. Dividends. If at any time the Corporation shall pay a dividend on the Common Stock (other than a dividend payable ratably on the Common Stock and Class A Common Stock, as required by the immediately following sentence), whether such dividend is payable in cash, property, or securities of the Corporation, the then applicable Base Price (as defined in subparagraph 6(a) below) of the Class A Common Stock shall be reduced (but not below zero), effective at the close of business on the record date for determination of holders of Common Stock entitled to such dividend, by the per share amount of such dividend (which, in the case of a dividend payable other than in cash, shall be the amount determined in good faith by the Corporation's Board of Directors). Notwithstanding the foregoing, the holders of Common Stock and Class A Common Stock shall be entitled to participate ratably, on a share-for-share basis as if all shares were of a single class, in (i) ordinary dividends payable in cash out of the current earnings of the Corporation and (ii) dividends in shares of Common Stock or Class A Common Stock (or rights to subscribe for or purchase shares of Common Stock and Class A Common Stock, as applicable, or securities or indebtedness convertible into shares of Common Stock and Class A Common Stock, as applicable); provided, however, that (i) dividends payable in shares of Common Stock (or rights to subscribe for or purchase shares of Common Stock or securities or indebtedness convertible into shares of Common Stock) shall be paid only on shares of Common Stock and (ii) dividends payable in shares of Class A Common Stock (or rights to subscribe for or purchase shares of Class A Common Stock or securities or indebtedness convertible into shares of Class A Common Stock) shall be paid only on shares of Class A Common Stock.

            4. Conversion of Class A Common Stock

               (a) Conversion Rights. Shares of Class A Common Stock may be converted into shares of Common Stock at the option of any holder thereof at any time. In addition, shares of Class A Common Stock (i) may be converted into shares of Common Stock at the option of the Corporation effective immediately prior to the consummation of a Triggering Event (as defined in subparagraph 6(d) below) and (ii) shall automatically be converted into shares of Common Stock on July 30, 2009 (either such date being referred to herein as the "Class A Automatic Conversion Date"). For purposes of such conversions, each share of Class A Common Stock shall be convertible into a fraction of a share of Common Stock equal to the quotient of (1) the excess, if any, of the Fair Value (as defined in subparagraph 6(c) below) of one share of Common Stock over the Conversion Price (as defined in subparagraph 6(b) below), divided by (2) the Fair Value of the Common Stock, all computed as of the close of business on the date preceding the date of conversion.

               (b) Optional Conversion Procedure. Any holder of Class A Common Stock desiring to exercise such holder's option to convert such Class A Common Stock in accordance with the foregoing shall surrender the certificate or certificates representing the Class A Common Stock to be converted, duly endorsed to the Corporation or in blank, at the principal executive office of the Corporation, and shall give written notice to the Corporation at such office that such holder elects to convert the number of shares represented by such certificate or certificates, or a specified number thereof. As promptly as practicable after the surrender for conversion of any Class A Common Stock, the Corporation shall execute and deliver or cause to be executed and delivered to the holder of such Class A Common Stock, certificates representing the shares of Common Stock issuable upon such conversion. In case any certificate or certificates representing shares of Class A Common Stock shall be surrendered for conversion for only a part of the shares represented thereby, the Corporation shall execute and deliver to the holders of the certificate or certificates for shares of Class A Common Stock so surrendered a new certificate or certificates representing the shares of Class A Common Stock not converted, dated the same date as the certificate or certificates representing the Common Stock. Shares of the Class A Common Stock converted pursuant to the aforesaid shall be deemed to have been converted immediately prior to the close of business on the date such shares are duly surrendered for conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date.

               (c) Mandatory Conversion Procedure. The Corporation shall, on or prior to the Class A Automatic Conversion Date, provide notice (the "Class A Mandatory Conversion Notice") to each holder of record of Class A Common Stock at such holder's address as shown on the stock transfer records of the Corporation of the fact that such automatic conversion will occur, the date on which such automatic conversion will occur, an estimate, made in good faith, of the number of shares of Common Stock issuable upon such automatic conversion and, if applicable, a description of the Triggering Event giving rise to such conversion. From and after the Class A Automatic Conversion Date, all shares of Class A Common Stock shall cease to be outstanding and all outstanding certificates which formerly represented shares of Class A Common Stock shall be deemed to represent shares of Common Stock into which the shares of Class A Common Stock have been converted in accordance with the terms hereof, and the person or persons holding such certificates on the records of the Corporation shall be treated for all purposes as the holders of record of such shares of Common Stock as of such date. As promptly as practicable after the surrender by any holder of Class A Common Stock of the certificate or certificates representing shares of Class A Common Stock so converted, duly endorsed to the Corporation or in blank, at the principal executive office of the Corporation, the Corporation shall execute and deliver, or cause to be executed and delivered, to such holder the certificate or certificates representing the shares of Common Stock issuable upon such conversion.

               (d) Adjustments for Dividends on Converted Shares. Any dividends declared but not paid on the shares of Class A Common Stock prior to conversion thereof into Common Stock shall be paid, on the payment date, to the holder or holders entitled thereto, notwithstanding such conversion; provided, however, that such holder or holders shall not be entitled to receive the corresponding dividends declared but not paid on the shares of Common Stock issuable upon such conversion.

               (e) Adjustments for Stock Splits and Stock Dividends. The Corporation shall treat the Common Stock and Class A Common Stock identically in respect of any subdivisions or combinations (for example, if the Corporation effects a two-for-one stock split with respect to the Common Stock, it shall at the same time effect a two-for-one stock split with respect to the Class A Common Stock). If at any time the Corporation shall subdivide the Common Stock and Class A Common Stock into a greater number of shares, or combine the Common Stock and Class A Common Stock into a lesser number of shares, or pay to the holders of Common Stock or Class A Common Stock a dividend in Common Stock or Class A Common Stock, as applicable, the then applicable Base Price shall be adjusted, effective at the close of business on the effective date of such split or combination or the record date for determination of the holders of Common Stock or Class A Common Stock entitled to such dividend, by multiplying the Base Price then in effect times a fraction, (i) the numerator of which is the total number of shares of Class A Common Stock outstanding immediately before such subdivision, combination, or dividend and (ii) the denominator of which is the total number of shares of Class A Common Stock outstanding immediately after such subdivision, combination, or dividend.

               (f) Recapitalization, Consolidation, or Merger of the Corporation. In the event that the Corporation shall be recapitalized, consolidated with, or merged with or into any other corporation (a "Reorganization") and the terms thereof shall provide (i) that the Class A Common Stock shall remain outstanding after such Reorganization and (ii) for any change in the Common Stock, provision shall be made as part of the terms of such Reorganization so that each holder of Class A Common Stock which will remain outstanding following such Reorganization shall thereafter be entitled to receive, upon conversion of its Class A Common Stock and in lieu of each share of Common Stock issuable to it upon conversion of its Class A Common Stock prior to such Reorganization, the same kind and amount of securities or assets as shall be distributable upon such Reorganization with respect to one share of Common Stock.

               (g) Reservation of Shares. The Corporation shall at times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Class A Common Stock as herein provided, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Common Stock and shall take all such corporate action as may be necessary to assure that such shares of Common Stock may be validly and legally issued upon conversion of all of the outstanding shares of Class A Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Class A Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (h) Fractional Shares. The Corporation shall not issue fractional shares of Common Stock upon conversion of shares of Class A Common Stock. Rather, in lieu of any fractional share of Common Stock that otherwise would be issuable upon conversion of shares of Class A Common Stock, the Corporation shall, at the time of such conversion, deliver to the holder of the shares of Class A Common Stock being converted an amount in cash equal to the Fair Value of such fractional shares on such conversion date. For the purpose of the preceding sentence, all fractional shares that otherwise would have been issued upon conversion of any shares of Class A Common Stock shall be aggregated so that the holder of such shares shall in no event be entitled to receive an amount in cash which equals or exceeds the Fair Value of one whole share of Common Stock.

               (i) Retirement of Shares. Shares of Class A Common Stock which have been issued and have been converted into Common Stock, repurchased, or reacquired in any other manner by the Corporation shall not be reissued.

            5. Liquidation. The holders of the Common Stock and Class A Common Stock shall share ratably on a share-for-share basis (for purposes of this paragraph 5, a holder's share basis in the Class A Common Stock shall be determined as if such shares were converted into Common Stock as provided in subparagraph 4(a)) in all distributions of assets pursuant to any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this paragraph 5, neither the merger nor the consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

            6. Definitions. In addition to any terms defined elsewhere herein, as used in this Section B of ARTICLE FIVE, the following terms shall have the respective meanings set forth below:

               (a) "Base Price" shall mean $0.99, subject to adjustment from time to time as provided in paragraph 3 and subparagraph 4(e) hereof.

               (b) "Conversion Price" shall mean, as to any share of Class A Common Stock on any date, the Base Price, as adjusted from time to time, plus imputed interest thereon at the rate of 8% per annum, compounded annually, from and including the date of issuance of such share of such Class A Common Stock through (but not including) the applicable date of determination.

               (c) "Fair Value" shall mean (subject to the next sentence hereof), in respect of any share of Common Stock (or fraction thereof) on any date (i) if there is a public market for the Common Stock, the average closing price for any Common Stock on the largest exchange on which such shares are traded (or, if not traded on an exchange, then the average of the closing bid and asked prices quoted over-the-counter) over the 10 trading days prior to the date of determination (as such prices are reported in the Wall Street Journal or if not so reported, in any nationally recognized financial journal or newspaper), (ii) if there is no public market for the Common Stock, the highest price at which shares of Common Stock are offered for sale in a public offering registered pursuant to the Securities Act of 1933, as amended, or in an armslength private offering, if any such offering is pending (unless such offer is revoked prior to such sale) on the date of determination of the Fair Value, or (iii) if there is no public market for the Common Stock and no such offering is pending, the fair market value per share of Common Stock as determined in good faith by the Corporation's Board of Directors. Notwithstanding the foregoing, if the Shares of Class A Common Stock are automatically converted into shares of Common Stock on July
30, 2009 in accordance with paragraph 4 and if neither of the circumstances specified in clauses (i) and (ii) of the preceding sentence are applicable, then Fair Value shall mean, in respect of any share of Common Stock (or fraction thereof) on any date, (1) the fair market value per share of Common Stock as determined in good faith by the Corporation's Board of Directors or (2) upon the written request of the holders of 10% or more of the then outstanding shares of Class A Common Stock (the "Requesting Holders"), received by the Corporation within 10 days following the giving of the Class A Mandatory Conversion Notice, the fair market value per share of Common Stock as determined by an independent investment banking firm selected by the Corporation and approved by the Requesting Holders (which approval shall not be unreasonably withheld). The fees and expenses of such investment banking firm shall be paid by the Corporation.

               (d) "Triggering Event" shall mean any merger, consolidation, or other business combination of the Corporation with one or more other persons or entities in which any such other person or entity is the survivor, or any sale of all or substantially all of the assets of the Corporation, and with respect to which cash and/or non-cash consideration is to be distributed to holders of Common Stock; provided, that, if any such merger, consolidation, sale of assets, or other business combination in which holders of Common Stock receive cash or noncash consideration in exchange for Common Stock is structured so that the Corporation is the surviving entity, such transaction shall nevertheless be deemed a Triggering Event. Notwithstanding the foregoing, a merger, consolidation, sale of assets, or other business combination referred to in the preceding sentence shall not constitute a Triggering Event if Hicks, Muse, Tate & Furst Incorporated and/or its affiliates shall own beneficially, directly or indirectly, in excess of 50% of the outstanding Common Stock (determined on a fully-diluted basis, exclusive of shares issuable upon conversion of the Class A Common Stock) of the surviving entity (an "Exempt Transaction"). Further, the terms of any Exempt Transaction shall provide that the Class A Common Stock (or another class of convertible common stock having terms, as nearly as may reasonably be, identical to the terms of the Class A Common Stock) shall remain outstanding after such Exempt Transaction, subject to the further provisions of subparagraph 4(f) above.

         C. General.

            1. Subject to the foregoing provisions of these Articles of Incorporation, the Corporation may issue shares of its Preferred Stock, Common Stock and Class A Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors of the Corporation, which is expressly authorized to fix the same in its

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




absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

            2. The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors of the Corporation. The Board of Directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

            ARTICLE TEN: No contract or transaction between the Corporation and one or more of its directors, officers, or shareholders or between the Corporation and any person (as used herein, "person" means any other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or shareholders are directors, officers, or shareholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transition is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

            ARTICLE ELEVEN: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the Act, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Eleven is in effect. Any repeal or amendment of this Article Eleven shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the

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

Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Eleven. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or shareholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of shareholders or directors, agreement, or otherwise,

            The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

            As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit or proceeding, any inquiry or investigation that could lead to such an action, suit, or proceeding.

            ARTICLE TWELVE: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 8.65 of the Act, or
(iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Twelve by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Twelve, a director shall

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




not be liable to the Corporation or its shareholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Act.


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                       ATTACHMENT TO ARTICLES OF AMENDMENT
                                   ITEM NO. 4

         The Corporation's Class A Voting Common Stock and Class B Non-Voting Common Stock shall be recapitalized as follows:

         (1) Each share of Class A Voting Common Stock shall be converted into One Thousand Five Hundred Forty-Four and 0367/10000 (1,544.0367) shares of Common Stock;

              and

         (2) Each share of Class B Non-Voting Common Stock shall be converted into One Thousand Five Hundred Forty-Four and 0367/10000 (1,544.0367) shares of Common Stock.